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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                January 23, 2008

                         GLOBAL BEVERAGE SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)


          NEVADA                        000-28027                 90-0093439
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)

                         2 S. UNIVERSITY DR., SUITE 220
                              PLANTATION, FL 33324
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (954) 473-0850

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On January 23, 2008, Global Beverage Solutions, Inc. (the "COMPANY") entered into a stock repurchase agreement (the "STOCK REPURCHASE AGREEMENT") with XStream Beverage Network, Inc. ("XSTREAM") by which the Company repurchased from XStream sixty million five hundred thousand (60,500,000) shares of the Company's common stock, par value $0.001 per share (the "COMMON STOCK"). As consideration for the repurchase of the Common Stock, the Company issued to XStream a convertible note in the principal amount of $700,000 (the "CONVERTIBLE NOTE"). The Convertible Note bears interest at the prime rate plus two percent and matures on October 31, 2008. Upon a default in the repayment of the Convertible Note or a failure to make the $500,000 Payment (as defined below), the holder of the Convertible Note, at its option, may convert the outstanding principal balance and any accrued interest (or any portion thereof) under the Convertible
Note into shares of Common Stock at the conversion rate specified in the Stock Repurchase Agreement, and the holder of the Convertible Note may accelerate the maturity of the indebtedness evidenced by the Convertible Note. The Stock Repurchase Agreement and the Convertible Note are attached hereto, and incorporated in their entirety herein by reference, as EXHIBITS 10.1 and 10.2 respectively, and any description of the Stock Repurchase Agreement and the Convertible Note herein is qualified by reference to the full text of the Stock Repurchase Agreement and the Convertible Note. The Company plans to issue a press release announcing the stock repurchase transaction on January 29, 2008, which is attached hereto as EXHIBIT 99.1.

On January 23, 2008, and in connection with the repurchase of the Company's stock described in the previous paragraph of this Form 8-K, the Company and XStream entered into a second amendment ("AMENDMENT NO. 2") to a secured note with an original principal amount of $2,000,000 made by the Company in favor of XStream, dated January 31, 2007 and amended February 23, 2007 (the "SECURED NOTE"). Amendment No. 2 accelerated the maturity date of the note from March 31, 2011 to October 31, 2008 and removed a repayment provision requiring monthly payments of $25,000 so that now there are no required monthly payments under the Secured Note. As of January 23, 2008, the Secured Note had a remaining principal balance of $1,086,524.87. The Secured Note, the first amendment to the Secured Note, and Amendment No. 2 are attached hereto, and incorporated in their entirety herein by reference, as EXHIBITS 10.3 through 10.5 respectively, and any description of the Secured Note, the first amendment thereto and Amendment No. 2 is qualified by reference to the full text of each respective document.

On January 23, 2008, and in connection with the Stock Repurchase Agreement and Amendment No. 2, the Company entered into a side letter agreement with Laurus Master Fund, Ltd. ("LAURUS") and XStream (the "LETTER Agreement"). In connection with the Letter Agreement, XStream collaterally assigned to Laurus the Secured Note and the Convertible Note pursuant to a collateral assignment instrument which was acknowledged by the Company (the "COLLATERAL ASSIGNMENT"). Under the Letter Agreement, the Company agrees to pay to Laurus $500,000 in repayment of a portion of the outstanding balance of the Secured Note on or prior to May 1, 2008 (the "$500,000 PAYMENT"). Upon payment of the $500,000 Payment and delivery to Laurus of the original executed copies of the Collateral Assignment, the Secured Note, and the Convertible Note, Laurus agrees to release certain liens it has on the inventory of Beverage Network of Maryland, Inc., a wholly-owned


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subsidiary of the Company, and XStream and Laurus agree to terminate a stock pledge agreement with respect to the stock of Beverage Network of Maryland, Inc. and a master security agreement securing collateral on the Company's obligations under the Secured Note. The Letter Agreement is attached hereto, and incorporated in its entirety herein by reference, as EXHIBIT 10.6, and any discussion of the Letter Agreement herein is qualified by reference to the full text of the Letter Agreement.

Pursuant to the terms of the Convertible Note, Amendment No. 2 and the Letter Agreement, if the Company issues any stock or sells any convertible notes prior to the payment in full of the Convertible Note and the Secured Note, the Company must use 35% of the proceeds from such issuance or sale to pay down first the Secured Note and then the Convertible Note (a "35% PAYMENT"), provided that any 35% Payment made on or before May 1, 2008 will apply to the payment of the $500,000 Payment.

ITEM 2.03 - CREATION OF A DIRECT FINANCIAL OBLIGATION

See Item 1.01 above, which is incorporated herein by reference.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

After an extensive review of the corporate records and files of the Company, the current management of the Company has not been able to locate a copy of the Company's Bylaws or any evidence that the Company has Bylaws, and the Board has determined that the Company does not have Bylaws. Based on this determination, on January 25, 2008, the Board passed a resolution, by unanimous written consent of the Board, adopting Bylaws of the Company to be effective as of the date of the aforementioned resolution.

A copy of the Company's Bylaws is attached hereto as Exhibit 3.1 and incorporated in its entirety herein by reference, and the foregoing discussion of the Company's Bylaws is qualified in its entirety by reference to the full text of the Bylaws.

In order to simplify review of and to clarify the Company's Articles of Incorporation, the Company has restated, without amending, its Articles of Incorporation. Because the Company's Articles of Incorporation were not amended in connection with their restatement, the restatement of the Company's Articles of Incorporation was authorized by unanimous written consent of the Board on January 25, 2008 without stockholder approval in accordance with Title 7,
Section 78.403 of the Nevada Revised Statutes, which allows restatement of a corporation's articles of incorporation by the board of directors without stockholder approval, provided the articles of incorporation are not amended.

Title 7, Section 78.403 of the Nevada Revised Statutes also allows omission of certain provisions from the Company's Articles of Incorporation when restated pursuant to Board approval. In accordance with Title 7, Section 78.403, the Restated Articles of Incorporation of the Company omit (i) the names, addresses, signatures and acknowledgements of the incorporators, (ii) the names and addresses of the members of the past and present board of directors, and (iii) the name and address of the resident agent of the Company.


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The foregoing description of the Company's Restated Articles of Incorporation is
qualified in its entirety by reference to the full text of the Company's
Restated Articles of Incorporation, a copy of which is attached hereto as
Exhibit 3.2 and incorporated in its entirety herein by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

   ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

      (d) Exhibits.

   Exhibit No.      Title
   -----------      -----

     3.1            Bylaws of the Company, adopted as of January 25, 2008.

     3.2 Restated Articles of Incorporation of the Company, effective as of January 25, 2008.

     10.1 Letter Agreement for the Repurchase of Shares of Common Stock and the Issuance of the Related Convertible Note, dated as of January 23, 2008.

     10.2           $700,000 Convertible Note by Global Beverage Solutions, Inc.
                    to XStream Beverage Network, Inc., dated as of January 23, 2008.

     10.3 $2,000,000 Secured Promissory Note by Global Beverage Solutions, Inc. to XStream Beverage Network, Inc., dated as of January 31, 2007.

     10.4 Amendment No. 1 to the $2,000,000 Secured Promissory Note by Global Beverage Solutions, Inc. to XStream Beverage Network, Inc., dated as of February 23, 2007.

     10.5 Amendment No. 2 to the $2,000,000 Secured Promissory Note by Global Beverage Solutions, Inc. to XStream Beverage Network, Inc., dated as of January 23, 2008.

     10.6 Side Letter Agreement by and among Laurus Master Fund, Ltd., Global Beverage Solutions, Inc., and XStream Beverage Network, Inc., dated as of January 23, 2008.

     99.1           Press Release, dated January 29, 2008.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  January 28, 2008                     GLOBAL BEVERAGE SOLUTIONS, INC.


                                            By:      /S/ JERRY PEARRING
                                                 -------------------------------
                                                 Jerry Pearring
                                                 Chief Executive Officer



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